                                                               EXHIBIT 10.13



     THIS WARRANT INDENTURE made as of the 4th day of February, 1997.



BETWEEN

          GEOGRAPHICS, INC., a company duly incorporated pursuant to the laws of Wyoming and having an office at 1555 Odell Road, Blaine, Washington, U.S.A. 98231

          (hereinafter called the "Company")

                                                               OF THE FIRST PART

AND:

          MONTREAL TRUST COMPANY OF CANADA, a company duly incorporated pursuant to the laws of Canada and having an office at 510 Burrard Street, Vancouver, B.C. V6C 3B9

          (hereinafter called the "Trustee")

                                                              OF THE SECOND PART

WHEREAS:

A. The Company proposes to issue, in the aggregate, 1,403,658 warrants (the "Warrants"):

B. The Company is duly authorized to create and issue the Warrants to be issued as herein provided;

C. All necessary resolutions of the directors of the Company have been duly passed and other proceedings taken and conditions complied with to make the creation and issue of the Warrants proposed to be issued hereunder and this Indenture and the execution thereof legal, valid and effective:

D. The Trustee has agreed to act a trustee for and on behalf of the Warrantholders on the terms and conditions herein set forth; and

E. The foregoing recitals are made as representations of fact by the Company and not by the Trustee.

     NOW THEREFORE in consideration of the premises and of the sum of ONE ($1.00) DOLLAR (the receipt and sufficiency whereof is hereby acknowledged) it is agreed as follows:

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                                    -2-


                                 ARTICLE I

                              INTERPRETATION

1.01 In this Indenture and the Warrants (except as herein otherwise expressly provided or unless the context otherwise requires) the following expressions shall have the respective meanings, namely:

"AUTHORIZED NEWSPAPER" shall mean a newspaper of general circulation in any place where notice is required to be given hereunder and customarily published at least once a day for at least 5 days in each calendar week, whether or not such newspaper is published on Saturdays, Sundays and legal holidays. It shall not be necessary for any publication made more than once in any place to be made in the same newspaper;

"BOARD OF DIRECTORS", shall mean the board of directors of the Company;

"BUSINESS DAY" shall mean any day other than a Saturday, Sunday, a legal holiday or a day on which banking institutions or trust companies are closed in the City of Vancouver, in the Province of British Columbia;

"CERTIFICATE OF AUTHENTICATION" shall refer to the authentication of the Trustee endorsed upon the Warrants pursuant to Article II;

"COMPANY" means Geographics, Inc. and its successors and permitted assigns;

"COUNSEL" means a barrister or solicitor or firm of barristers and solicitors (who may be counsel to the Company) acceptable to the Trustee;

"DIVIDENDS PAID IN THE ORDINARY COURSE" means dividends paid on the Shares in any fiscal year of the Company, whether in (i) cash, (ii) shares, (iii) rights, options or warrants (other than to purchase Shares at a price per Share less than 95% of the current market price of the Shares on the record date for such dividend) to purchase any securities, property or other assets of the Company, or (iv) property or other assets of the Company; provided that the amount or value of such dividends in the aggregate (any such securities, property or other assets so distributed to be valued at the fair market value of such securities, property or other assets, as the case may be, as determined by the directors, with the concurrence of the Trustee) does not in any such fiscal year exceed the greater of:

     (a) 150% of the aggregate amount or value of dividends paid by the Company of the Shares in its immediately preceding fiscal year; and

     (b) 100% of the consolidated net income of the Company (before extraordinary items) for its immediately preceding fiscal year, as determined in accordance with generally accepted accounting principles;

"EXERCISE PRICE" means $4.25 per Share in lawful money of the United States unless adjusted in accordance with the provisions of Article III, in which case it shall mean the applicable adjusted exercise price per Share in effect at the relative time;

"EXPIRY DATE" means May 1, 1999 or such other date as may be established pursuant to Article III hereof;



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                                    -3-


"INDENTURE" shall mean this instrument as originally executed or, if amended or supplemented as herein provided, as so amended or supplemented;

"JOINT HOLDERS" and "JOINT REGISTERED HOLDERS" means where there is more than one person registered as a Warrantholder, any one of such registered Warrantholders;

"MARKET PRICE" means, for any date or specified period of trading days, the weighted average price at which the Shares have traded on The Toronto Stock Exchange, or such other market or exchange in which the Share are then trading. If the Shares are not then traded on a recognized exchange or market, the Market Price of the Shares shall be the fair market value of the Shares as determined in good faith by the Board of Directors of the Company after consultation with a nationally or internationally recognized investment dealer or investment banker;

"OFFICER'S CERTIFICATE" in respect of the Company means a certificate signed by the Chairman of the Board, the President or any Vice-President, together with any Vice-President, the Secretary, the Treasurer, any Assistant Secretary or Director of the Company;

"OPINION OF COUNSEL" means an opinion in writing by Counsel who shall be satisfactory to the Trustee to which the opinion is rendered and who may be Counsel to the Company. The acceptance by such Trustee of the Opinion of Counsel shall be sufficient evidence that such Counsel is acceptable to such Trustee;

"PERSON" includes any individual, corporation, body corporate, partnership, trust, trustee, unincorporated organization, or other judicial entity, any government agency and words importing persons have a similar meaning;

"REGISTERED HOLDER" or "HOLDER" shall mean the person or person in whose name or names a particular warrant shall be registered on the books of the Company kept for that purpose in accordance with the terms of this Indenture;

"SHARES" means common shares in the issued and outstanding capital of the Company or any securities into which common shares may be exchanged, reclassified, reorganized, or otherwise converted.

"TRUSTEE" means Montreal Trust Company of Canada or its successors as such trustee;

"WARRANTHOLDER" and "HOLDER OF WARRANTS", or other similar terms, means any person who is, at the time, a Registered Holder of any Warrants; and

"WARRANTS" means the warrants issued pursuant to this Indenture;

"WARRANT CERTIFICATE" or "WARRANT CERTIFICATES" means certificates issued and representing warrants granted hereunder.

                        ARTICLE II

                       THE WARRANTS

2.01  An aggregate of 1,403,658 Warrants may be issued hereunder.

2.02 Each Warrant entitles the holder thereof to purchase prior to the Expiry Date one (1) fully paid and non-assessable common share in the capital of the Company, subject to the terms of this Indenture, at a subscription price of US$4.25 per common share.

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                                    -4-


2.03 The Warrant Certificates shall be issued in registered form, represented by certificates substantially in the form set forth as Schedule "A" to this Indenture (which is incorporated herein by reference) and shall bear such distinguishing letters and numbers as the Trustee may approve. The Warrants may be typewritten, photocopies, engraved, lithographed, printed or partly in one form and partly in another, as the Company may determine.

2.04 All Warrant Certificates issued hereunder shall be signed by the Chairman, President and Chief Executive Officer of the Company. The signature or signatures of all or any one or more of such officers may be engraved, lithographed, printed or otherwise mechanically reproduced and such signature or signatures shall be deemed for all purposes to be the signature of such officer or officers and shall be binding upon the Company, notwithstanding any change in any of the persons holding the said offices between the time of actual signing and the certifying and delivery of the said Warrant Certificates and notwithstanding that the Chairman, President and Chief Executive Officer signing may not have held office at the date of this Indenture or at the date of the certifying and delivery thereof.

2.05 (1) No Warrant Certificates shall be issued, or, if issued, shall be obligatory or shall entitle the holder to the benefit of these presents or of the trusts hereunder until it has been certified by or on behalf of the Trustee, and such certification by the Trustee upon any such Warrant shall be conclusive evidence that the Warrant so certified has been duly issued hereunder and that the holder thereof is entitled to the benefit of these presents and of the trusts under this Indenture. The certificate of the Trustee on any Warrant Certificate shall be substantially in the form set out in the Schedule "A" hereto or in some other form approved by the Trustee. The certificate of the Trustee signed on the Warrant Certificates shall not be construed as a representation or warranty by the Trustee to the validity of this Indenture or of the said Warrants and the Trustee shall in no respect be liable or answerable for the use made of the said Warrants or any of them or the proceeds thereof. The certificate of the Trustee signed on the Warrants shall, however, be a representation and warranty by the Trustee that the said Warrants have been duly certified by the Trustee pursuant to the provisions of this Indenture.

      (2) Warrants, to the aggregate limit hereinbefore authorized, may, forthwith upon the execution hereof or from time to time hereafter, be issued by the Company and be certified by or on behalf of the Trustee, and be delivered by the Trustee in accordance with and upon the written order of the Company (evidenced by a written request signed by the Chairman, President, and Chief Executive Officer or the Secretary of the Company) upon receipt by the Trustee of an opinion of counsel to the effect that this Indenture has been duly executed.

2.06 The Warrants to be issued hereunder shall be in registered form only. The Company shall at all times cause to be kept, by and at the principal transfer office of the Trustee in the City of Vancouver or Toronto and at such other place or places and by the Trustee or such other registrar or registrars, if any, as the Company, with the approval of the Trustee, may designate, registers in any one of which shall be entered the names and post office addresses of the holders of Warrants and particulars of the Warrants held by them respectively and in which transfers of such Warrants shall be registered. No transfer of a Warrant shall be valid unless made on one of such registered by the registered holder or by his executors, administrators other legal representatives or his or their attorney duly appointed by an instrument in writing in form and execution satisfactory to the Trustee, and upon compliance with such reasonable requirements as the Trustee or other registrar may prescribe and unless such transfer shall have been duly noted on the said Warrant by the Trustee or other registrar. The Company shall not permit the transfer of a Warrant to be made except in compliance with all applicable laws, including without limitation, all securities laws, regulations, policy statements, orders, rulings and other requirements of relevant securities regulatory authorities.

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                               - 5 -

2.07 The holder of Warrants may at any time and from time to time, upon payment of a reasonable fee to be fixed by the Trustee, transfer the Warrants held by them respectively from the register in which the registration of such Warrants appears to another register maintained in another place authorized for that purpose under the provisions of this Indenture. Such registration shall be noted on the Warrants by the Trustee or other registrar.

2.08 The Company, with the approval of the Trustee, shall have power at any time to close any register upon which the entries of the registration of any Warrants appear (other than those kept in the City of Vancouver) and in that event shall transfer the records thereof to another existing or new register, as the case may be. In the event that the register in any place is closed and the records transferred to a register kept in another place, notice of such change shall be given, in the manner provided in section 2.09 hereof, to the holders of the Warrants registered in the register so closed.

2.09   (1)   All notices given hereunder to the Warrantholders shall be deemed validly given if sent by first class prepaid mail addressed to such holders at their post office addresses appearing in the register hereinbefore mentioned or, in the case of Joint Holders, to the registered address of one of such Joint Holders. If the Trustee determines that mail service is or is threatened to be interrupted at the time when the Company or Trustee is required or elects to give any notice to holders of Warrants, such notice may be given by means of publication in The Globe and Mail, national edition, or any other Authorized Newspaper approved by the Trustee. Any notice so given shall be deemed to have been given on the date it is first published.

       (2) All such notices sent by post may be mailed at any place in Canada where the Company may have established registers in accordance with the foregoing provisions of this Indenture or partly at one of such places and partly at another or others. Every notice so sent by post or so published shall be deemed to have been given on the day when such notice is posted or on the day upon which it is first published, as aforesaid, as the case may be.

2.10 The registers hereinbefore referred to shall at all reasonable times be open for inspection by the Company, the Trustee, or any Warrantholder.

2.11 The person in whose name any Warrant shall be registered shall be deemed and regarded as the owner thereof for all purposes of this Indenture.

2.12   (1)   In the case that any of the Warrant Certificates shall become mutilated or be lost, stolen or destroyed, the Company in its discretion may issue and thereupon the Trustee, subject to the conditions contained in this section 2.12, shall certify and deliver, a new Warrant Certificate of like date and tenor as the one mutilated, lost, stolen or destroyed, in exchange for and in place of and upon cancellation of the mutilated Warrant Certificate or in lieu of an in substantiation for the same, if lost, stolen or destroyed and the substituted instrument shall be in a form approved by the Trustee.

       (2) In the case of loss, theft or destruction, the applicant for a substituted Warrant Certificate shall, as a condition precedent to the issue thereof, furnish to the Company and the Trustee such evidence of ownership and of the loss, theft or destruction of such instrument so lost, stolen or destroyed as shall be satisfactory to the Company and to the Trustee in their discretion and such applicant shall also furnish an indemnity in an amount and form satisfactory to the Company and the Trustee in their discretion and shall pay the expenses which may be incurred by them and their reasonable charges in the premises.

2.13   (1)   Except as herein otherwise provided, in every case of exchange of
Warrant Certificates of any denomination or form for other Warrant Certificates, and for any registration of Warrants, and for any transfer of Warrants, the Trustee or other registrar may make a sufficient charge to reimburse it for any stamp taxes or governmental charge required to be paid and a reasonable charge for its services and, in addition, may charge a reasonable charge per Warrant issued upon such exchange, registration or transfer as a condition precedent thereof.

       (2) Warrant Certificates of any denomination may be exchanged for Warrant Certificates of any other authorized denomination or denominations, any such exchange to be for an equivalent number of Warrants. All exchanges of Warrants shall be made at the principal transfer office of the Trustee in the City of Vancouver or at the office or offices of such other registrar or registrars, if any, or at such other office or offices of the Trustee, if any, as may from time to time be designated by the Company, with the approval of the Trustee, for such purpose.

2.14 Every registrar (including the Trustee) shall, when requested to do so by the Company or by the Trustee, furnish the Company or the Trustee with a list of the names and addresses of holders of Warrants.

21.5 The Warrant Certificates shall be numbered in such manner as the Company, with the approval of the Trustee, may determine.

                              ARTICLE III

                   EXERCISE AND REDEMPTION OF WARRANTS

3.01   (1)   The holder of a Warrant may exercise the right thereby conferred on such holder to subscribe for Shares by surrendering the Warrant Certificate representing same, on or prior to the time of Expiry, to the Trustee at its principal office in the City of Vancouver, British Columbia or at any other place designated by the Company, with the approval of the Trustee, and notice of which has been given to the holders of Warrants, together with (a) the Warrant Certificate with a duly completed and executed Warrant Exercise
Notice substantially in the applicable form set out in Schedule "A" and (b) a certified cheque, money order or bank draft in lawful money of Canada payable to or to the order of the Company, at par in the city where such Warrant Certificate is surrendered for exercise in an amount equal to the Exercise Price multiplied by the number of shares subscribed for.

       (2) The Warrant Exercise Notice referred to in subsection 3.1(1) shall be signed by the Warrantholder (and, where Shares to be issued are to be registered in a name other than that of the registered holder of the Warrants, with the signature guaranteed by a Canadian chartered bank or trust company, or a recognized member of a Canadian or United States stock exchange or a member of the Transfer Association Medallion (Stamp) Program) and shall specify the number of Shares which the holder desires to subscribe for (being not more than those which the holder is entitled to subscribe for pursuant to each Warrant Certificate surrendered), the person or persons in whose name or names such Shares to be issued, the address or addresses of such person or persons and the number of Shares to be issued to each such person if more than one is so specified. If any of the Shares subscribe for are to be issued to a person or persons other than the Warrantholder, the Warrantholder shall pay to the Trustee or to the registrar and transfer agent for the Shares, as the case may be, all applicable stamp, issue, registration, transfer or other similar taxes and duties and the Company shall not be required to issue or deliver certificates evidencing Shares unless or until such Warrantholder shall have paid the amount of any such taxes and duties or shall have established to the satisfaction of the Company that such taxes and duties have been paid or that no taxes or duties are due, and the Warrantholder shall have complied with all other reasonable requirements of the Trustee.

3.2    (1)   Upon compliance by the holder of any Warrant with the provisions of subsections 3.1(1) and (2), the number of Shares subscribed for shall be deemed to have been issued and the


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                                     - 7 -

person or persons to whom such Shares are to be issued shall be deemed to have become the holder or holders of record of such Shares on the Exercise Date unless the transfer books of the Company shall be closed on such date, in which case the Shares subscribed for shall be deemed to have been issued, and such person or persons shall be deemed to have become the holder or holders of record of such Shares, on the date on which such transfer books were reopened, but such Shares shall be issued at the Exercise Price in effect on the Exercise Date.

     (2) When the registers of the Company have been open for three (3) Business Days after the due exercise of any Warrant as aforesaid, the Company shall forthwith (i) cause to be mailed to the person or persons in whose name or names the Shares so subscribed for are to be issued, as specified in the Warrant Exercise Notice, to the address(es) specified in such Warrant Exercise Notice or (ii) if so specified in such Warrant Exercise Notice, cause to be delivered to such person or persons at the office of the Trustee where the Warrant Certificate(s) were surrendered, a share certificate or certificates for the appropriate number of Shares which the Warrantholder is entitled to and has elected to subscribe for pursuant to the Warrant Certificate(s) surrendered.

3.3 (1) A Warrantholder may subscribe for a number of Shares less than the number which the holder is entitled to subscribed for pursuant to the surrendered Warrant Certificate, provided that in no event shall fractional Shares be issued with regard to Warrants exercised. In such event, such holder upon exercise thereof shall receive a new Warrant Certificate (complying with subsection 2.03 in respect of the balance of the Shares which such holder was entitled to but did not subscribe for.

     (2) Notwithstanding any adjustment provided for in Section 3.7 or otherwise, the Company shall not be required, upon the exercise of any Warrant, to issue fractions of shares or to distribute certificates which evidence fractional Shares. In lieu of fractional Shares, each registered holder of a Warrant Certificate as of the effect date or record date of the event giving rise to the adjustment and representing an entitlement to subscribe for a fractional number of Shares as a result of an adjustment provided for in Section 3.7 shall be entitled to round up his or her subscription to the next highest whole number of shares at the prevailing Exercise Price per Share.

3.4 Subscriptions for Shares upon the exercise of Warrants will not be accepted from any person or agent of a person who is or appears to be, or who the company or the Trustee has reason to believe, is a resident of any jurisdiction other than a Canadian or United States jurisdiction unless the Shares may lawfully be sold in such other jurisdiction and to such person at the time. In addition, the Warrant Certificates and the Warrants evidenced thereby may not be assigned, transferred or otherwise conveyed to any person or agent of a person who appears to be, or who the assignor has reason to believe is, a resident of such non-Canadian and non-United States jurisdiction unless the Warrants and the Shares issuable upon exercise of the Warrants may lawfully be sold in such other jurisdiction and to such person at the time.

3.5 After the applicable Time of Expiry, all rights under any Warrant which has not theretofor been exercised in accordance with the terms hereof and thereof, shall wholly cease and terminate and such Warrant shall by void and of no effect.

3.6 All Warrant Certificates surrendered to the Trustee pursuant to Sections 2.13, 3.3, 3.4, 3.1 or 3.2 shall be cancelled by the Trustee and retained for safekeeping until a date which is six years following the applicable
Time of Expiry, following which date Warrant Certificates so held may be destroyed unless the Company directs otherwise, provided that the Trustee shall furnish the company with a destruction certificate identifying the Warrant Certificates so destroyed and the number of Warrants represented thereby.

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                                     - 8 -

3.7 Subject to subsection 3.7(2), the Exercise Price per Share, and the number of shares which may be subscribed for upon exercise of the Warrants shall each be subject to adjustment from time to time in the events and in the manner provided as follows:

     (1) If and whenever at any time prior to the Time of Expiry, the Company shall:

     (a) declare a dividend or make a distribution on its Shares payable in shares, other than a dividend paid in the ordinary course, or

     (b)  subdivide its outstanding Shares into a greater number, or

     (c)  consolidate its outstanding Shares into a smaller number

(any of such events in these clauses (a), (b) and (c) being called a "Share Reorganization") then, effective immediately after the record date at which the holders of Shares are determined for the purposes of the Share Reorganization, the Exercise Price per Share shall be adjusted by multiplying the applicable Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of Shares outstanding on such record date before giving effect to such Share Reorganization and the denominator of which shall be the number of Shares outstanding immediately after giving effect to such Share Reorganization.

     (2) If and whenever, at any time prior to the Time of Expiry, the company shall fix a record date for the issuing of rights, options or warrants to all or substantially all of the holders of the Shares entitling them for a period expiring not more than forty-five (45) days after such record date (the "Rights Period") to subscribe for Shares (or securities convertible into or exchangeable for Shares) at a price per share (or having a conversion or exchange price per share) which is less than 95% of the Market Price per share on the record date for such issue (any of such events being called a "Rights Offering"), then, effective immediately after the end of the rights Period, the Exercise Price per Share shall be adjusted to a price determined by multiplying the applicable Exercise Price in effect immediately prior to the end of the Rights Period by a fraction:

     (a)  the numerator of which shall be the sum of:

          (i) the number of Shares outstanding as of the record date for the rights Offering, and

          (ii) a number determined by dividing (1) either (a) the product of the number of Shares issued or subscribed during the Rights Period upon exercise of the rights, warrants, or options under the Rights Offering and the price at which such Shares are offered, or, as the case may be, (b) the product of the exchange or conversion price of the convertible or exchangeable securities so offered and the number of Shares for or into which the convertible or exchangeable securities issued or subscribed during the Rights Period upon the exercise of the rights, warrants or options are convertible or exchangeable, by (2) the Market Price per Share as of the record date for the Rights Offering, and

     (b) the denominator of which shall be the number of shares outstanding (including the number of Shares actually issued or subscribed for during the Rights Period upon exercise of the rights, warrants or options under the Rights Offering) or which would be outstanding upon the conversion or exchange of all convertible or exchangeable securities issued or subscribed during the Rights Period upon exercise of the rights, warrants or options under the rights Offering, as applicable, in each case after giving effect to the Rights Offering.

      Shares owned by or held (otherwise than as security) for the account of the Company or any Subsidiary of the Company shall be deemed not to be outstanding of the purpose of any such computation. In order to give effect to the provisions of subsection 3.7(5) in the circumstances described below, any holder of Warrants who shall have exercised his right to purchase Shares in accordance with subsection 3.4(1) during the period beginning immediately after the record date for a Rights Offering and ending on the last day of the Rights Period therefor shall, in addition to the Shares, as applicable, to which he or she is otherwise entitled upon such exercise in accordance with subsection 3.1(1), be entitled to that number of additional Shares equal to the result obtained when difference, if any, between the Exercise Price per Share in effect immediately prior to the end of such Rights Offering and the Exercise Price per Share as adjusted for such Rights Offering pursuant to subsection 3.7(2), is multiplied by the number of Shares purchased upon the exercise of the Warrants held by such Warrantholder during such period, and the resulting product is divided by the Exercise Price per Share as adjusted for such Rights Offering pursuant to this subsection 3.7(2); provided that the provisions of subsection 3.3(2) shall be applicable, MUTATIS MUTANDIS, to any fractional interest in a Share to which such Warrantholder might otherwise be entitled under the foregoing provisions of this subsection 3.7(2). Such additional Shares (excluding any additional Shares purchasable by virtue of the operation of subsection 3.7(2)) shall be deemed to have been issued to the Warrantholder immediately following the end of the Rights Period and a certificate for such additional Shares shall be delivered to such Warrantholder within ten (10) Business Days following the end of the Rights Period.

      (3) If and whenever at any time prior to the time of Expiry the company shall fix a record date for the payment, issue or the distribution to all or substantially all of the holders of the Shares of (i) a dividend, (ii) cash or assets (including evidences of the Company's indebtedness), or (iii) rights or other securities (including without limitation securities convertible into or exchangeable for Shares), if such issue or distribution does not constitute a dividend paid in the ordinary course, a Share Reorganization of a Rights Offering (any or such non-excluded events being herein called a "Special Distribution"), the Exercise Price pre Share shall be adjusted effective immediately after such record date to a price determined by multiplying the applicable Exercise Price in effect on such record date by a fraction:

      (a)  the numerator of which shall be:

           (i) the product of the number of shares outstanding on such record ate and the Market Price per Share on such record date; less

           (ii) the fair market value, as determined by action of the directors (whose determination shall be conclusive), to the holders of the Shares of such dividend, cash, assets, rights or securities so paid, issued or distributed, and

      (b) the denominator of which shall be the number of Shares outstanding on such record date multiplied by the Market Price per Share on such record date.


Any Shares owned by or held (otherwise than as security) for the account of the company or any Subsidiary of the Company shall be deemed not to be outstanding the purpose of any such computation.

      (4) If and whenever, at any time prior to the time of Expiry, there shall be a reclassification of Shares outstanding at such time or change of the Shares into other shares or into other securities (other than a Shares Reorganization), or a consolidation, amalgamation, arrangement or merger of the Company with or into any other corporation or other entity (other than a consolidation, amalgamation, arrangement or merger which does not result in any reclassification of the outstanding shares or a change of the Shares into other shares), or any sale, transfer, lease or conveyance of the undertaking or assets of the Company as an entirety or substantially as an entirety to another corporation or entity (any of such events being herein called a "Capital Reorganization"), any Warrantholder who exercises his or her right to subscribe for and purchase Shares pursuant to the exercise of Warrant(s) then held after the effective date of such Capital Reorganization shall be entitled to receive, and shall accept for the same aggregate consideration in lieu of the number of shares to which such holder was thereto fore entitled upon such exercise the aggregate number of shares, other securities or other property which such holder would have been entitled to receive as a result of such Capital Reorganization if, on the effective date thereof, the Warrantholder had been the registered holder of the number of Share to which such holder was theretofor entitled to subscribe for and purchase upon exercise of such Warrants. If determined appropriate by the directors in their sole discretion, acting reasonably, and subject to the prior written consent of the TSE, appropriate adjustments shall be made as a resell of any such Capital Reorganization in the application of the provisions set forth in this Article III with respect to the rights and interest thereafter of holders of Warrants to the end that the provision set forth in this Article III shall thereafter correspondingly be made applicable as nearly as may reasonably be in relation to any shares, other securities or other property thereafter deliverable upon the exercise of any Warrant. Any such adjustment shall be made by and set forth in an Indenture supplemental hereto approved by action by the directors and entered into pursuant to the provisions of
Article VI and shall for all purpose be conclusively deemed to be an appropriate adjustment.

      (5) If and whenever any time prior to the Time of Expiry there shall occur a Capital Reorganization, a Rights Offering or a Special Distribution and any such event results in an adjustment of the Exercise price per Share pursuant to the provisions of this Section 3.7, the number of shares issuable upon exercise of each Warrant (at the Exercise Price per Share) shall each be adjusted contemporaneously with the adjustment of the Exercise Price by multiplying the number of Shares theretofor purchasable on the exercise thereof by a fraction, the numerator of which shall be the applicable Exercise Price in effect immediately prior to such adjustment and the denominator of which shall be applicable Exercise Price resulting from such adjustment.

3.8  for the purposes of Section 3.7 hereof:

      (1) Any adjustment pursuant to Section 3.7 shall be cumulative and made successively whenever an event referred to therein shall occur, subject to the following provisions:

      (a) all calculations under Section 3.7 shall be made to the nearest 1/100th of a Share:

      (b) no adjustment to an Exercise Price per share shall be required unless such adjustment would result in a change of at least 1% in the prevailing Exercise Price per Share and no adjustment shall be made in the number of share which may be subscribed for upon exercise of a Warrant unless it would require a change of at least one one-hundredth (1/100th) of a Share, provided, however, that any adjustment which, except for the provisions of this subsection 3.8(1)(b) would otherwise have been required to be made, shall be carried forward and taken into account in any subsequent adjustment and provided further, that in no event shall the Company be obligated to issue fractional Shares or fractional interest in Shares upon exercise of Warrants;

      (c) no adjustment to an Exercise Price per Share or in the number of shares which may be subscribed for upon exercise shall be made in respect of any event described in subsection 3.7(2) if holders of Warrants are entitled to participate in such event on the same terms MUTATIS MUTANDIS as if such Warrantholders had exercised their Warrants prior to or on the effective date or record date of such event, any such participation by holders of Warrants being subject to the prior written consent of the TSE;

     (d) if a dispute shall at any time arise with respect to adjustments to the Exercise Price per Share or the number of shares purchasable pursuant to the subscription rights represented by the Warrants, such disputes shall be conclusively determined by the Company's auditors or, if they are unable or unwilling to act, by such other firm of independent chartered accountants as may be selected by action by the directors and any such determination shall be conclusive evidence of the correctness of any adjustments made under Section 3.7 and shall be binding upon the Company, subject to the prior written consent of the TSE;

     (e) if the Company shall set a record date to determine the holders of its Shares for the purpose of entitling them to receive any dividend or distribution or any subscription or purchase rights, options or warrants and shall, thereafter and before the distribution to such Shareholders of any such dividend, distribution or subscription or purchase rights, legally abandon its plan to pay or deliver such dividend, distribution or subscription or purchase rights, then no adjustment in the Exercise Price per Share or the number of Shares purchasable upon exercise of any Warrant shall be required by reason of the setting of such record date;

      (f) in any case in which Section 3.7 shall require than an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event issuing to the holder of any Warrant exercised after such record date and before the occurrence of such event the additional Shares issuable upon such exercise by reason of the adjustment required by such event over and above the shares issuable upon such exercise before giving effect to such adjustment; provided, however, that the Company shall deliver to such holder an appropriate instrument evidencing such holder's right to receive such additional Shares (and the right to receive any dividends or other distributions which, but for the provisions of this clause, such holder would have been entitled to receive in respect of such additional Shares from and after the Exercise Date of such Warrant) upon the occurrence of the event requiring such adjustment;

     (g) in the event that the price per Share of a Rights Offering is not expressed in United States funds, the Trustee shall convert the price per Share of the Rights Offering to United States funds on the basis of the spot rate of exchange quoted at the close of business on the Business Day immediately preceding the relevant date by the United States Bank for the purpose of determining whether such price per Share of the Rights Offering is less than 95% of the Market Price per Share; and

     (h) in the absence of a resolution of the directors fixing a record date for a Rights Offering or Special Distribution, the Company shall be deemed to have fixed as the record date therefor the date on which the Rights Offering or Special Distribution is effected.

3.9 As a condition precedent to the taking of any action which would require an adjustment pursuant to Section 3.7, the Company shall take any action which may, in the opinion of counsel, be necessary in order that the Company have unissued and reserved in its authorized capital and may validly and legally issue as fully paid and non-assessable all the Shares (or other securities as applicable) which the holders of Warrants are entitled to received on the full exercise thereof in accordance with the provisions hereof, subject to the prior written consent of the TSE.

3.10 (1)     At least fourteen (14) days prior to the effective date or record date, as the case may be, of any event which requires or might require adjustment in any of the subscription rights pursuant to any of the Warrants, including the applicable Exercise Price per Share and the number of Shares which are purchasable upon the exercise thereof, the Company shall:

     (a) file with the Trustee a certificate of the Company specifying the particulars of such event and, if determinable, the required adjustment and the computation of such adjustment; and

     (b) give written notice to the Warrantholders of the particulars of such event and, if determinable, the required adjustment, in the manner provided in Section 7.04.

     (2) In the case of any event notice of which is required pursuant to subsection 3.10(1) but in respect of which the required adjustment is not determinable at the time of such notice, the Company shall promptly after such adjustment is determinable:

     (a)    file with the Trustee a computation of such adjustment;

     (b) give written notice to the Warrantholders of such adjustment in the manner provided in Section 2.09

     (3) The Trustee shall be entitled to rely conclusively on the certificates of the Company filed pursuant to this Section 3.10, as to the contents thereof.

3.11 The Trustee (i) shall not, at any time, be under any duty or responsibility to any Warrantholder to determine whether any fact exist which may require any adjustment contemplated by Section 3.7, or to verify the nature or extent of any such adjustment when made, or the method employed in making the same; and (ii) shall not be accountable with respect to the validity or value (or the kind or amount) of any Shares or of any other securities or properties which may at any time be issued or delivered upon the exercise of the subscription right attaching to any Warrants.


                                  ARTICLE IV

                                  COVENANTS

4.01 The Company will furnish or cause to be furnished to the Trustee or its duly authorized agent or attorney such information relating to its business as the Trustee may reasonably require for the purposes of enabling the Trustee to carry out its duties under this Indenture.

4.02 The Company will comply with all applicable laws, statutes, orders, rules, regulations, notices or policies of all governmental authorities if the failure to comply therewith might reasonably be expected to adversely affect its financial condition or its ability to carry on any of its business.

4.03 The Company will at all times indemnify and save harmless the Trustee from all loss, costs, charges, damages and expenses borne by the Trustee in performing its duties hereunder or which may be claimed against the Trustee in relation thereto and it will pay the fees, charges and expenses of the Trustee and its agents and representatives in relation to the performance by the Trustee of all it duties hereunder and in relation to the registration of this Indenture in all offices of record where the recording thereof is necessary for the protection of the security constituted hereby and the issue of the Warrants, and without limiting the generality of the foregoing, the Company will pay all costs, charges and expenses incurred by the Trustee and its agents and representatives of or incidental to the preparation and filing of any discharge, amendment, financing change statement or similar document from time to time for purpose of amending or discharging in whole or in part the changes created hereby or any registration in respect thereof.

4.04 Whenever necessary to avoid or fill a vacancy in the office of the Trustee, to appoint a Trustee, so that there shall at all times be a Trustee hereunder.

                                   ARTICLE V

             ADMINISTRATION OF THE TRUST AND PROTECTION OF THE TRUSTEE

5.01 By way of supplement to the provisions of any Act of any of the Provinces of Canada for the time being relating to trustees, and in addition to any other provision of this Indenture for the relief of the Trustee, it is expressly declared that:

         (a) the Trustee may, in relation to these presents, act on the opinion or advice of or information obtained from any lawyer, valuer, auditor, broker, auctioneer or other expert, whether obtained by the Trustee or by the Company or otherwise, but shall not be bound to act to act upon such opinion or advice and shall not be responsible for any loss occasioned by so acting or not acting as the case may be, and may employ such assistance as may be necessary to the proper discharge of its duties and may pay proper and reasonable compensation for all such legal and other advice or assistance as aforesaid;

         (b) any such advice or opinion or information may be sent or obtained by letter, telegram, radio, cablegram, telecopier and telex and that the Trustee shall not be liable for acting on any advice, opinion or information purporting to be conveyed by any such means, although the same shall contain some error or shall not be authentic;

         (c) the Trustee shall be at liberty to accept an Officer's Certificate as sufficient evidence of the facts stated in such certificate and the Trustee shall be in no way bound to call for further evidence or be responsible for any loss that may be occasioned by its failing to do so;

         (d) the Trustee shall only be accountable for reasonable diligence in the management of the trusts hereof and shall only be liable for its own willful acts and defaults and shall not be liable for any act or default on the part of any agent or co-trustee or for having permitted any agent or co-trustee to receive and retain any monies payable to the Trustee hereunder;

         (e) the Trustee shall not be responsible for any misconduct on the part of any person appointed by it hereunder, or bound to supervise the proceedings of any such appointee;

         (f) the Trustee shall not, except as otherwise expressly provided herein, be bound to give notice to any person or persons of the execution hereof nor in any way interfere with the conduct of the Company's business;

         (g) the Trustee, except as herein otherwise provided, shall, as regards all the trusts, powers, authorities and discretion vested in it, have absolute and uncontrolled discretion as to the exercise thereof and, in the absence of fraud, it shall not be responsible for any loss, costs, damage or inconvenience that may result from the exercise or non-exercise thereof;

         (h) the Trustee shall not be liable for or by reason of the statements or implications of fact or law contained in or arising out of anything contained in this Indenture or in the Warrants or be required to verify the same or to keep itself informed or advised as to the payment by the Company of any taxes or assessments or premiums or insurance or other payments to be made, it being hereby agreed and declared that, as to all matters and things in this clause referred to, the duty and responsibility shall rest upon the Company and not upon the Trustee and the failure of the Company to discharge such duty and responsibility shall not in any way render the Trustee liable or cast upon it any duty or responsibility for the breach of which it would be liable;

         (i) the Trustee will be paid such reasonable remuneration for its services as Trustee as may be agreed upon between the Trustee and the Company and will also be paid all costs, charges and expenses properly incurred by the Trustee in connection with the trusts hereof and the Company (in addition to any right of indemnity by law given to the Trustee) will also at all times keeps indemnified the Trustee against all actions, proceedings, costs, claims and demands in respect of any matter or thing done or omitted by it in any way relating to these presents other that such actions, proceedings, costs, claims or demands arising from a breach by the Trustee of its obligations hereunder. The said remuneration shall be payable notwithstanding that a liquidator, receiver or receiver and manager or trustee under the BANKRUPTCY ACT shall have been appointed or the trusts of this Indenture shall be in course of administration by or under the direction of the court;

                All costs, charges and expenses incurred and all payments made by the Trustee in the lawful exercise of the powers hereby conferred upon it, including all remuneration payable to the Trustee, shall be payable by the Company on demand and all such costs, charges and expenses and payments and all remuneration payable to the Trustee hereunder, shall be payable out of any funds coming into the possession of the Trustee in priority to the Warrants;

         (j) the Trustee may employ such agents and other assistants as it may reasonably require for the proper discharge of its duties hereunder and shall not be responsible for any misconduct on the part of any such agents and other assistants or person appointed by it hereunder or be bound to supervise the proceedings of any such appointees, and may pay reasonable remuneration for all services performed for it in the discharge of the trusts hereof and compensation for all disbursements, costs and expenses in relation thereto shall be payable on demand;

         (k) the Trustee shall not be bound to act as herein provided in accordance with any direction or request of the Company or of their respective Boards of Directors until a duly certified copy of the instrument or resolution containing such direction or request shall have been delivered to the Trustee;

         (l) the Company hereby irrevocably appoints the Trustee to be the attorney of the Company and in the name and on behalf of the Company to execute and do any assurances and things which the Company ought to execute and do under the name of the Company in the exercise of all or any of the powers hereby conferred on the Trustee;

         (m) the Trustee may act hereunder by such officers or other persons as it may, from time to time, designate for that purpose;

      (n) the Trustee shall have the right to resign upon 60 days notice to the Company and the Warrantholders.

                                     ARTICLE VI

                              SUPPLEMENTAL INDENTURES

6.01 (1) From time to time, the Company and the Trustee may, when authorized by a resolution of the Directors and, subject to the provisions of this Indenture, they shall, when so directed by this Indenture, execute, acknowledge and deliver, by their respective proper officers, deeds of Indentures supplemental hereto, which thereafter shall form part hereof, for any one or more of the following purposes:

      (a) adding to the limitations or restrictions herein specified further limitations or restrictions thereafter to be observed; provided that the Trustee shall be of the opinion that such further limitations or restrictions shall not be prejudicial to the interests of the Warrantholders;

      (b) adding to the covenants of the Company herein contained for the protection of the holders of the Warrants and/or providing for events of default in addition to those herein specified;

      (c) making such provisions not inconsistent with this Indenture as may be necessary or desirable with respect to matters or questions arising hereunder, including the making of any modifications in the form of the Warrants which do not affect the substance thereof and which, in the opinion of the Trustee, it may be expedient to make; provided that the Trustee shall be of the opinion that such provisions and modifications will not be prejudicial to the interests of the Warrantholders.

      (d) making any additions to, deletions from or alterations of the provisions of this Indenture which in the opinion of Counsel may from time to time be necessary or advisable.

      (e) evidencing the succession, or successive successions, of other corporations to the Company and to the covenants of and obligations assumed by any such successor in accordance with the provisions of this Indenture.

      (f) setting forth any adjustment of the Exercise Price of Warrants in accordance with section 3.7 and resulting from any action referred to in section 3.7 hereof; and

      (g) for any other purpose not inconsistent with the terms of this Indenture.

      (2) The Trustee may also, without the consent or concurrence of the Warrantholders, by supplemental indenture or otherwise concur with the Company in making any changes or corrections in this Indenture as to which it shall have been advised by Counsel are corrections of changes or as to which it shall have been advised by Counsel are required for the purpose of curing or correcting any ambiguity or defective or inconsistent provision or clerical omission or mistake or manifest error contained herein or in any deed or indenture supplemental or ancillary hereto.

                                ARTICLE VII

                               MISCELLANEOUS

7.01 All the covenants, stipulations, promises and agreements in the Indenture contained by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not.

7.02 Any act or proceeding by any provisions of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the like board, committee or officer or any corporation that shall, at that time, be the successor of the Company.

7.03 The Company, by instrument in writing duly executed by it and delivered to the Trustee, may surrender any of the powers or rights reserved to the Company and thereupon such power or right to surrender shall terminate both as to the Company and as to any successor corporation.

7.04 Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Holders of Warrants to or on the Company may be given or served by personal delivery, or by prepaid registered mail, or by telegram, telex or telecopier addressed as first before written. Any notice, direction, request or demand by any Warrantholder to or upon the Trustee may be given or served by personal delivery or by prepaid registered mail, or by telegram, telex or telecopier addressed as aforesaid.

Any notice, direction, request or demand by the Company or by the Trustee to or upon a Warrantholder shall be deemed to have been sufficiently given or made for all purposes if such notice has been delivered personally, or mailed by prepaid registered mail, or telegram or telecopied to the last known address of the Warrantholder on the books of the Company and the Trustee. Whenever by any provision of this Indenture, any notice, direction, request or demand is required or permitted to be given or made upon the Trustee, such notice, direction, request or demand shall be given or made to the Trustee as in this section 7.04 provided.

Any party may change its address for service by giving notice hereunder, except that in the case of Warrantholders, notice of change of address need only be given to the Company and the Trustee.

Notice shall be deemed to have been received by the parties to whom they were addressed on the day of delivery, if delivered personally, on the fifth day after the mailing thereof (and there is at the time no postal interruption), and on the business day next following the telegram or telecopying thereof.

7.05  This Indenture shall be governed by the laws of British Columbia.

7.06 This Indenture may be executed in any number of counterparts, each of which shall be original; but such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF the parties hereto have executed these presents under their respective seals and the hands of their proper officers in that behalf.


GEOGRAPHICS, INC.

/s/ Ronald S. Deans              C/S
------------------------
Name: Ronald S. Deans
Title: President


MONTREAL TRUST COMPANY OF CANADA

/s/ J Karim                       C/S
------------------------
Name:  JENNY KARIM
Title: A/C Manager